UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):      November 21, 2007

Inverness Medical Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of principal executive offices)
Registrant’s telephone number, including area code:      (781) 647-3900

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Inverness Medical Innovations, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide the legal opinion of Jay McNamara, Esq., the Company’s Senior Counsel, Corporate & Finance, relating to the Company’s prospectus supplement dated November 21, 2007, filed with the SEC on November 21, 2007 (File No. 333-138919).
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

* 5.1	Opinion of Jay McNamara, Esq., Senior Counsel, Corporate & Finance, of the Company

* 23.1	Consent of Jay McNamara, Esq., Senior Counsel, Corporate & Finance, of the Company (included in Exhibit 5.1)
* — filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ Jay McNamara
Jay McNamara
Senior Counsel — Corporate & Finance

Dated: November 21, 2007

EXHIBIT INDEX

Exhibit No.	Description

* 5.1	Opinion of Jay McNamara, Esq., Senior Counsel, Corporate & Finance, of the Company

* 23.1	Consent of Jay McNamara, Esq., Senior Counsel, Corporate & Finance, of the Company (included in Exhibit 5.1)
* — filed herewith